Exhibit 10.41

Form of RSU (Time Vested)

IKARIA, INC.

Restricted Stock Unit Agreement (Time Vested)

Amended and Restated 2010 Long Term Incentive Plan

NOTICE OF GRANT

This Restricted Stock Unit Agreement (this “Agreement”) is made as of the Agreement Date between Ikaria, Inc. (the “Company”), a Delaware corporation, and the Participant.

I.                                         Agreement Date

Date:

II.                                     Participant Information

Participant:
Participant Address:

III.                                 Grant Information

Grant Date:
Restricted Stock Units:

IV.                                Vesting Table

Vesting Date	RSUs that Vest
First anniversary of the Grant Date	[1/4]
Second anniversary of the Grant Date	[1/4]
Third anniversary of the Grant Date	[1/4]
Fourth anniversary of the Grant Date	[1/4]

This Agreement includes this Notice of Grant and the following Exhibits, which are expressly incorporated by reference in their entirety herein:

Exhibit A — General Terms and Conditions

Exhibit B — Investment Representations

Exhibit C — Common Stockholders Agreement

Exhibit D — Confidentiality and Noncompetition Agreement

Exhibit E — Amended and Restated 2010 Long Term Incentive Plan

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Agreement Date.

IKARIA, INC.	PARTICIPANT

Name:	Name:
Title:

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Restricted Stock Unit Agreement (Time Vested)

Amended and Restated 2010 Long Term Incentive Plan

EXHIBIT A

GENERAL TERMS AND CONDITIONS

For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

1.                                       Grant of RSUs; Condition of Grant.

(a)                                  Grant of RSUs.  In consideration of services rendered to the Company by the Participant, the Company has granted to the Participant, subject to the terms and conditions set forth in this Agreement and in the Company’s Amended and Restated 2010 Long Term Incentive Plan (the “Plan”), an award of Restricted Stock Units (the “RSUs”), representing an award of the number of RSUs (the “Share Number”) set forth in the Notice of Grant that forms part of this Agreement (the “Notice of Grant”).  The RSUs entitle the Participant to receive, upon and subject to the vesting of the RSUs (as described in Section 2 below), one share of non-voting common stock, $0.01 par value per share, of the Company (the “Common Stock”) for each RSU that vests.  The shares of Common Stock that are issuable upon vesting of the RSUs are referred to in this Agreement as the “Shares.”  Effective upon the consummation of an Initial Public Offering (as defined in the Plan) or any other conversion of all of the outstanding shares of the Company’s non-voting common stock into voting common stock, the RSUs shall automatically convert and represent the right to receive upon vesting Company voting common stock without any further action on the part of the Company or the Participant (with the terms “Share Number”, “Shares”, “Common Stock” and the like as used herein referring to such Company voting common stock after the date of any such Initial Public Offering or other conversion).

(b)                                 Condition of Grant.  It shall be a condition to the acceptance of this RSU by the Participant that the Participant execute and deliver to the Company with the executed Notice of Grant (i) the Investment Representations attached as Exhibit B, and (ii) the counterpart signature page to the Company’s Common Stockholders Agreement, as it may be amended from time to time and attached as Exhibit C, with both such executed documents (the “Execution Documents”) being held in escrow by the Company until such time, if ever, that the RSUs vest pursuant to this Agreement, at which time such Execution Documents shall become effective immediately and automatically without any further action on the part of the Company or the Participant.  It is a further condition to the acceptance of this RSU by the Participant that the Participant acknowledge and agree to be bound by the provisions set forth in the Confidentiality and Noncompetition Agreement attached hereto as Exhibit D.

2.                                       Vesting of the RSUs; Issuance of Shares.

(a)                                  Vesting of the RSUs.  Subject to the other provisions of this Section 2, the RSUs shall vest in accordance with the Vesting Table set forth in the Notice of Grant (the “Vesting Table”).  Any fractional RSU resulting from the application of the percentages in the Vesting Table shall be rounded down to the nearest whole number of RSUs.  Within thirty days of each vesting date shown in the Vesting Table (the “Vesting Dates”), the Company will issue to the Participant, in certificated or uncertificated form, such number of Shares as is equal to the

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number of RSUs that vested on such Vesting Date and shall deliver such Shares to the Participant, or to the broker designated by the Participant.  It shall be a condition to the vesting of the RSUs on the Vesting Date that the Execution Documents remain valid, binding and enforceable in all respects.

(b)                                 Employment Termination.

(1)                                  Termination of the Participant.  Except to the extent specifically otherwise provided in another agreement between the Particpant and the Company, upon the termination of the Participant’s employment with the Company for any reason or no reason, all RSUs that have not vested pursuant to Section 2(a) shall be automatically forfeited as of such termination.

(2)                                  Employment with Affiliated or Successor Companies.  For purposes of this Agreement, employment with the Company shall include employment with a parent or subsidiary of the Company, or any successor to the Company.

3.                                       Dividends.  The RSUs shall have no rights with respect to dividends declared by the Company with respect to its capital stock, provided that the foregoing shall not prohibit or otherwise limit the adjustment of the terms of this Agreement in accordance with Section 13 of the Plan.

4.                                       Withholding Taxes.

(a)                                  Participant acknowledges that he or she has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the actions contemplated by this Agreement.  Participant affirms that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.

(b)                                 The Company’s obligation to deliver Shares to Participant upon or after the vesting of the RSUs shall be subject to Participant’s satisfaction of all income tax (including federal, state and local taxes), social insurance, payroll tax, or other tax related withholding requirements associated with or related to the grant, vesting or delivery of the Shares (“Withholding Taxes”).

(c)                                  Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant the amount of any Withholding Taxes required to be withheld with respect to the actions contemplated by this Agreement in any manner permitted by the Plan.  As soon as practicable following the closing of the Company’s Initial Public Offering, the Participant shall provide a designated broker with irrevocable instructions directing the designated broker to, on the date of the designated broker’s receipt of any Shares in accordance with Section 2(a), sell in accordance with ordinary principles of best execution that number of such Shares as is necessary to yield net proceeds to the Participant equal to the amount Withholding Taxes with respect to the income recognized by the Participant as a result of the vesting of such Shares (based on the minimum statutory withholding rates for all tax purposes, including payroll and social security taxes, that are applicable to such income) and remit such proceeds to the Company in satisfaction of such tax withholding obligations of the Company.

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5.                                       Restrictions on Transfer.  The RSUs, and any interest therein, are subject to the restrictions on transfer set forth in the Plan.  The Shares issued upon vesting of this RSU are subject to the restrictions on transfer set forth in the Common Stockholders Agreement attached hereto as Exhibit C.

6.                                       Effect of Transaction.

(a)                                  In connection with a Transaction (as defined in the Plan), the Compensation Committee of the Board of Directors (the “Committee”) may take any one or more of the following actions with respect to the RSUs on such terms as the Committee determines (except to the extent specifically otherwise provided in another agreement between the Company and the Participant):  (i) provide that outstanding RSUs shall become vested and deliverable in whole or in part prior to or upon such Transaction, (ii) provide that the RSUs shall be assumed, or substantially equivalent RSUs shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (iii) in the event of a Transaction under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Transaction (the “Acquisition Price”), make or provide for a cash payment to Participant with respect to each RSU held by a Participant equal to (A) the number of shares of Common Stock that vest upon or immediately prior to such Transaction multiplied by (B) the excess of (I) the Acquisition Price over (II) any applicable tax withholdings, in exchange for the termination of such Award, (iv) provide that, in connection with a liquidation or dissolution of the Company, the RSUs shall convert into the right to receive liquidation proceeds (if applicable, net of any applicable tax withholdings), (v) any other action permitted under the Plan and (vi) any combination of the foregoing.  In taking any of the actions permitted under this Section 6(a), the Board shall not be obligated by the Plan or this Agreement to treat all Awards under the Plan, all Awards held by Participant, or all Awards of the same type, identically.

(b)                                 Notwithstanding the terms of Section 6(a), in the case of outstanding RSUs that are subject to Section 409A of the Internal Revenue Code and the guidance thereunder (“Section 409A”): (i) if another agreement between the Participant and the Company provides that the RSUs shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Transaction constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 6(a)(ii) and the RSUs shall instead be settled in accordance with the terms of the applicable agreement; and (ii) the Committee may only undertake the actions set forth in clauses (i), (iii), (iv) or (v) of Section 6(a) if the Transaction constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A of the Code; if the Transaction is not a “change in control event” as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the RSUs pursuant to clause (ii) of Section 6(a), then the unvested RSUs shall terminate immediately prior to the consummation of the Transaction without any payment in exchange therefor.

(c)                                  For purposes of Section 6(a)(ii), the RSU shall be considered assumed if, following consummation of the Transaction, such award confers the right to receive pursuant to the terms of such award, for each share of Common Stock subject to the RSU immediately prior to the consummation of the Transaction, the consideration (whether cash, securities or other property) received as a result of the Transaction by holders of Common Stock for each share of

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Common Stock held immediately prior to the consummation of the Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Transaction is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Committee determined to be equivalent in value (as of the date of such determination or another date specified by the Committee) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Transaction.

7.                                       Confidential Information; Noncompetition; Work Product.  By accepting this RSU, Participant is hereby acknowledging and agreeing to the provisions set forth in the Confidentiality and Noncompetition Agreement attached hereto as Exhibit D related to confidential information, noncompetition and work product.  Without limitation to any other remedies available under law or those set forth in Exhibit D, the Participant agrees that if Participant breaches any of the provisions of Exhibit D, then (i) the Participant shall not be entitled to any further vesting of this RSU, (ii) any Shares acquired by the Participant upon vesting of this RSU that continue to be held by the Participant shall be required to be surrendered immediately and automatically to the Company in exchange for no consideration and (iii) if the Participant acquired any Shares upon the vesting of this RSU and the Participant has sold, transferred or otherwise disposed of such Shares, then the Participant shall be required to pay to the Company, in cash, within 30 days of a written request by the Company for such payment, the amount for which the Participant sold the Shares.

8.                                       Miscellaneous.

(a)                                  No Rights to Employment.  The Participant acknowledges and agrees that the grant of the RSUs and their vesting pursuant to Section 2 do not constitute an express or implied promise of continued employment for the vesting period of the RSUs, or for any period.

(b)                                 Section 409A.  This Agreement is intended to comply with or be exempt from the requirements of Section 409A and shall be construed consistently therewith.  In any event, the Company makes no representations or warranties and will have no liability to the Participant or to any other person, if any of the provisions of or payments under this Agreement are determined to constitute nonqualified deferred compensation subject to Section 409A but that do not satisfy the requirements of that Section.

(c)                                  Entire Agreement.  This Agreement and the Plan constitute the entire agreement between the parties, and supersede all prior agreements and understandings, relating to the subject matter of this Agreement; provided that any separate employment or severance agreement between the Company and the Participant that includes terms relating to the acceleration of vesting of equity awards shall not be superseded by this Agreement.  In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of this Agreement, the Plan terms and provisions shall prevail.

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(d)                                 Governing Law.  This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware, without regard to any applicable conflict of law principles.

(e)                                  Interpretation.  The interpretation and construction of any terms or conditions of the Plan or this Agreement by the Compensation Committee shall be final and conclusive.

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EXHIBIT B

INVESTMENT REPRESENTATIONS

Dear Sir or Madam:

I am the holder of Restricted Stock Unit granted to me under the Ikaria, Inc. (the “Company”) Amended and Restated 2010 Long Term Incentive Plan on                     (1), representing the right to receive                     (2) shares of Common Stock of the Company (the “Shares”) subject to the satisfaction of the terms and conditions set forth in the Agreement.

I represent, warrant and covenant as follows as of the date hereof and as of each Vesting Date:

1.               In addition to any other limitation on transfer created by applicable securities laws, I shall not assign, encumber or dispose of any interest in the Shares except in compliance with the Common Stockholders Agreement and applicable securities laws.

2.               I am acquiring the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

3.               I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.

4.               I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

5.               I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

6.               I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

(1)          Enter the date of grant.

(2)          Enter the total number of shares of Common Stock for which the option was granted.

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7.               I understand that the certificate or certificates representing the Shares shall bear the following legends (as well as any other legends required by applicable state and federal corporate and securities laws):

(i)             THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

(ii)          THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

8.               I agree and acknowledge that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

9.               I understand and acknowledge that the Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

Very truly yours,

(Signature)

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NOTE:  THE FOLLOWING SHEET IS A COUNTERPART SIGNATURE PAGE TO THE COMPANY’S COMMON STOCKHOLDERS AGREEMENT, WHICH MUST ALSO BE SIGNED AND RETURNED TO THE COMPANY IN ORDER TO ACCEPT YOUR RESTRICTED STOCK UNIT PURSUANT TO SECTION 1 OF THE RESTRICTED STOCK UNIT AGREEMENT.

IF YOU ARE MARRIED YOUR SPOUSE MUST ALSO SIGN THE COUNTERPART SPOUSAL CONSENT TO THE COMMON STOCKHOLDERS AGREEMENT.

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IN WITNESS WHEREOF, this Common Stockholders Agreement has been signed by or on behalf of each of the parties hereto, all as of the date first above written.

INDIVIDUAL STOCKHOLDER:

Name:

[SIGNATURE PAGE TO IKARIA, INC. COMMON STOCKHOLDERS AGREEMENT]

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The undersigned acknowledges that the undersigned has read the foregoing Common Stockholders Agreement between the Company and the undersigned’s spouse, understands that the undersigned’s spouse holds shares of Common Stock subject to the provisions of such Agreement and agrees to be bound by the foregoing Agreement.

Spouse Of:

[SIGNATURE PAGE TO IKARIA, INC. COMMON STOCKHOLDERS AGREEMENT]

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EXHIBIT C

IKARIA, INC.

COMMON STOCKHOLDERS AGREEMENT

See Common Stockholders Agreement among Ikaria, Inc. and the stockholders listed on the signature pages thereto, dated as of February 22, 2007, filed as exhibit 4.2 to Ikaria Inc.’s Registration Statement on Form S-1 filed on May 13, 2010.

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EXHIBIT D

CONFIDENTIALITY AND NONCOMPETITION AGREEMENT

I.                                        The Participant acknowledges that the Participant’s employment by or other service to the Company will, throughout such employment or service period, bring the Participant into close contact with the confidential affairs of the Company and its subsidiaries, including access to information about their client and customer lists and information concerning proprietary manufacturing formulations and processes, costs, profits, real estate, markets, sales, products, key personnel, pricing policies, operational methods, patents, research and development, technical processes, and other business affairs and methods, plans for future product development and other information not readily available to the public.  The Participant further acknowledges that the services to be performed by the Participant are of a special, unique, unusual, extraordinary and intellectual character.  The Participant further acknowledges that the business of the Company and its subsidiaries is international in scope, that their products are marketed throughout the world, that the Company and its subsidiaries competes in nearly all of their business activities with other entities that are or could be located in nearly any part of the world and that the nature of the Participant’s services, position and expertise are such that the Participant is capable of competing with the Company and its subsidiaries from nearly any location in the world.  In recognition of the foregoing, the Participant covenants and agrees:

1.  For Participants Resident in States Other Than California, Wisconsin, Texas, and Louisiana:

(a)                                 The Participant, at all times while the Participant is an employee of or service provider to the Company and thereafter, shall hold in a fiduciary capacity for the benefit of the Company all secret, trade, proprietary or confidential information, knowledge or data relating to the Company or any of its affiliated companies and shareholders, and their respective businesses, that the Participant obtains during the Participant’s employment by the Company or any of its affiliated companies and that is not public knowledge (other than as a result of the Participant’s violation of this Section (a)) (“Confidential Information”).  The Participant shall not communicate, divulge or disseminate Confidential Information at any time during or after the Participant’s employment with or service to the Company, except with the prior written consent of the Company or as otherwise required by law or legal process.  Nothing in this paragraph diminishes or limits any protection granted by law to trade secrets or relieves Employee of any duty not to disclose, use, or misappropriate any information that is a trade secret, for as long as such information remains a trade secret.

(b)                                 During the “Noncompetition Period,” the Participant shall not, without the prior written consent of the Board, engage in or become associated with a “Competitive Activity.”  For purposes of these provisions:  (i) the “Noncompetition Period” means the period commencing on the Grant Date (set forth in the Notice of Grant) and ending on the twelve-month anniversary of the date upon which Participant’s employment with or service to the Company is terminated for any reason (the “Date of Termination”); (ii) a “Competitive Activity” means any business or other endeavor that engages in clinical or pre- clinical research or development, manufacturing, marketing, sales, or commercialization of products or services that directly or indirectly compete with, or are a therapeutic alternative to, either (x) the products of, or services engaged in by, the Company or any of its subsidiaries at the Date of Termination in any

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geographic location in the United States or, if different, the country in which the Participant primarily performs services for the Company or (y) the products proposed to be developed or commercialized, or services proposed to be engaged in, by the Company or any of its subsidiaries at the Date of Termination in any geographic location in the United States or, if different, the country in which the Participant primarily performs services for the Company (provided that clause (y) shall apply only to any proposed business activity as to which the Company or any of its subsidiaries has devoted significant and documented efforts at the Date of Termination, whether internally or through acquisition, licensing or other business development activities); provided, however, that the Participant shall not be engaged in a Competitive Activity if the Participant is providing services to a division or subsidiary of a multi-division entity or holding company, so long as no division or subsidiary to which the Participant provides services is in competition with the Company or its subsidiaries, and the Participant does not otherwise engage in a Competitive Activity on behalf of the multi-division entity or any competing division or subsidiary; and (iii) the Participant shall be considered to have become “associated with a Competitive Activity” if the Participant becomes directly or indirectly involved as an owner, investor (other than a passive stockholder of less than five percent (5%) of a corporation the securities of which are traded on a national securities exchange), employee, officer, director, consultant, independent contractor, agent, partner, advisor, or in any other capacity in a role where Participant may draw upon the goodwill of the Company or where Participant’s knowledge of the Confidential Information of the Company is likely to affect Participant’s decisions or actions with regard to the Competitive Activity, to the detriment of Company.

(c)                                  During the Noncompetition Period, the Participant shall not, on the Participant’s own behalf or on behalf of any other person, firm or entity (x) directly or indirectly hire, solicit, induce or attempt to solicit or induce any employee of the Company or any of its subsidiaries to terminate his employment with the Company or any of its subsidiaries, or to provide any assistance whatsoever to any person, firm or entity engaged in a Competitive Activity, or (y) directly or indirectly induce any business, entity or person with which the Company or any of their subsidiaries has a business relationship to terminate or alter such business relationship.

(d)                                 In addition to such other rights and remedies as the Company may have at equity or in law with respect to any breach of these provisions, if the Participant commits a material breach of any of these provisions, the Company shall have the right to seek to have such provisions specifically enforced by any court having equity jurisdiction (without any obligation to post a bond or other security); it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages alone will not provide an adequate remedy to the Company.

(e)                                  The Participant acknowledges that while the Participant is an employee of or service provider to the Company, the Participant may conceive of, discover, invent or create inventions, improvements, new contributions, literary property, computer programs and software material, ideas and discoveries, whether patentable or copyrightable or not (all of the foregoing being collectively referred to herein as “Work Product”), and that various business opportunities shall be presented to the Participant by reason of the Participant’s employment by the Company.  The Participant acknowledges that all of the foregoing shall be owned by and belong exclusively to the Company and that the Participant shall have no personal interest therein and the Participant does hereby assign all rights, title and interest therein to the Company; provided that

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they are either related in any manner to the business (commercial or experimental) of the Company or any of its subsidiaries, or are, in the case of Work Product, conceived or made on the Company’s time or with the use of the Company’s facilities or materials, or, in the case of business opportunities, are presented to the Participant for the possible interest or participation of the Company or any of its subsidiaries.  The Participant agrees that the Participant will not assert any rights to any Work Product or business opportunity as having been made or acquired by the Participant prior to the date hereof.

(f)                                   The Participant acknowledges and agrees that these provisions are necessary to protect the business operations and affairs of the Company and its subsidiaries.  The Participant understands that the restrictions set forth in these provisions may limit the Participant’s ability to earn a livelihood in a business similar that of the Company, but the Participant nevertheless believes that the Participant has received and will receive sufficient consideration and other benefits as an employee of or service provider to the Company, including without limitation, the option granted by the Company and memorialized in the Agreement to which these provisions are attached, to justify clearly such restrictions which, in any event (given the Participant’s education, skills and ability), the Participant does not believe would prevent the Participant from earning a livelihood.

2.  For Participants Resident in California:

(a)                             The Participant, at all times while the Participant is an employee of or service provider to the Company and thereafter, shall hold in a fiduciary capacity for the benefit of the Company all secret, trade, proprietary or confidential information, knowledge or data relating to the Company or any of its subsidiaries companies and shareholders, and their respective businesses, that the Participant obtains during the Participant’s employment by the Company or any of its subsidiaries and that is not public knowledge (other than as a result of the Participant’s violation of this Section (a)) (“Confidential Information”).  The Participant shall not communicate, divulge or disseminate Confidential Information at any time during or after the Participant’s employment with or service to the Company, except with the prior written consent of the Company or as otherwise required by law or legal process.

(b)                                 During the “Noncompetition Period,” the Participant shall not, without the prior written consent of the Board, engage in or become associated with a “Competitive Activity.”  For purposes of these provisions:  (i) the “Noncompetition Period” means the period commencing on the Grant Date (set forth in the Notice of Grant) and ending on the date upon which Participant’s employment with or service to the Company is terminated for any reason (the “Date of Termination”); (ii) a “Competitive Activity” means any business or other endeavor that engages in clinical or pre- clinical research or development, manufacturing, marketing, sales, or commercialization of products or services that directly or indirectly compete with, or are a therapeutic alternative to, either (x) the products of, or services engaged in by, the Company or any of its subsidiaries during the Noncompetition Period in any geographic location in the United States or, if different, the country in which the Participant primarily performs services for the Company or (y) the products proposed to be developed or commercialized, or services proposed to be engaged in, by the Company or any of its subsidiaries during the Noncompetition Period in any geographic location in the United States or, if different, the country in which the Participant primarily performs services for the Company (provided that clause (y) shall apply only to any proposed business activity as to which the Company or any of its subsidiaries has devoted

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significant and documented efforts during the Noncompetition Period, whether internally or through acquisition, licensing or other business development activities); provided, however, that the Participant shall not be engaged in a Competitive Activity if the Participant is providing services to a division or subsidiary of a multi-division entity or holding company, so long as no division or subsidiary to which the Participant provides services is in competition with the Company or its subsidiaries, and the Participant does not otherwise engage in a Competitive Activity on behalf of the multi-division entity or any competing division or subsidiary; and (iii) the Participant shall be considered to have become “associated with a Competitive Activity” if the Participant becomes directly or indirectly involved as an owner, investor (other than a passive stockholder of less than five percent (5%) of a corporation the securities of which are traded on a national securities exchange), employee, officer, director, consultant, independent contractor, agent, partner, advisor, or in any other capacity calling for the rendition of the Participant’s personal services, with any individual, partnership, corporation or other organization that is engaged directly or indirectly in a Competitive Activity.

(c)                                  During both the Noncompetition Period and the twelve-month period following the Date of Termination, the Participant shall not, on the Participant’s own behalf or on behalf of any other person, firm or entity, directly or indirectly, solicit, induce or attempt to solicit or induce any employee of the Company or any of its subsidiaries to terminate his employment with the Company or any of its subsidiaries, or to provide any assistance whatsoever to any person, firm or entity engaged in a Competitive Activity.  During the Noncompetition Period, the Participant shall not directly or indirectly induce any business, entity or person with which the Company or any of its subsidiaries has a business relationship to terminate or alter such business relationship.

(d)                                 In addition to such other rights and remedies as the Company may have at equity or in law with respect to any breach of these provisions, if the Participant commits a material breach of any of these provisions, the Company shall have the right to seek to have such provisions specifically enforced by any court having equity jurisdiction (without any obligation to post a bond or other security); it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages alone will not provide an adequate remedy to the Company.

(e)                                  The Participant Employee agrees to assign and does hereby assign to the Company (or any person or entity designated by the Company) all his/her right, title and interest in and to all inventions, improvements, new contributions, literary property, computer programs and software material, ideas and discoveries, whether patentable or copyrightable or not (all of the foregoing being collectively referred to herein as “Work Product”) and all related patents, patent applications, copyrights and copyright applications to the maximum extent permitted by Section 2870 of the California Labor Code or any like statute of any other state.  The Participant hereby also waives all claims to moral rights in any Work Product.  The Participant understands that the provisions of this Agreement requiring assignment of Work Product to the Company do not apply to any invention which qualifies fully under the provisions of California Labor Code Section 2870 (attached hereto as Appendix A).  The Participant agrees to advise the Company promptly in writing of any invention that he/she believes meets the criteria in Section 2870 and is not otherwise disclosed on Appendix B.

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(f)                                   The Participant acknowledges and agrees that these provisions are necessary to protect the business operations and affairs of the Company and its subsidiaries.  The Participant understands that the restrictions set forth in these provisions may limit the Participant’s ability to earn a livelihood in a business similar that of the Company, but the Participant nevertheless believes that the Participant has received and will receive sufficient consideration and other benefits as an employee of or service provider to the Company, including without limitation, the option granted by the Company and memorialized in the Agreement to which these provisions are attached, to justify clearly such restrictions which, in any event (given the Participant’s education, skills and ability), the Participant does not believe would prevent the Participant from earning a livelihood.

3.                                      For Participants Resident in Wisconsin and Texas

(a)                                 Company will provide Participant with access to secret, trade, proprietary or confidential information relating to Company and its subsidiaries and shareholders that is not readily available outside Company or its subsidiaries and that Company and its subsidiaries take steps to protect (“Confidential Information”).  (“Confidential Information” shall not include information that Participant can prove (i) was in the public domain, being publicly and openly known through lawful and proper means, (ii) was independently developed or acquired by Participant without reliance in any way on other Confidential Information of Company or any subsidiary or (iii) was approved by Company for use and disclosure by Participant without restriction.)  The Participant shall not communicate, divulge, or disseminate Confidential Information where such disclosure would be detrimental to the interests of Company (except as required by law), but only for so long as such Confidential Information continues to be not generally known to, and not readily ascertainable through proper means by, Company’s competitors.  The promises contained in this paragraph are not intended to preclude Participant from being gainfully employed by another or on his or her own, but are intended to prohibit him or her from using the confidential or proprietary information described herein in a manner that is not for the financial benefit of Company.  Nothing in this paragraph diminishes or limits any protection granted by law to trade secrets or relieves Employee of any duty not to disclose, use, or misappropriate any information that is a trade secret, for as long as such information remains a trade secret.

(b)                                 Independent of any other restriction, the Participant during the “Noncompetition Period” shall not, for him(her)self, or on behalf of any other person or entity, directly or indirectly provide services to a “Direct Competitor” in a role where Participant will be expected to draw upon the customer goodwill he gained while with Company or where Participant’s knowledge of “Confidential Information” is likely to affect Participant’s decisions or actions for the Direct Competitor to the detriment of Company.  For purposes of this provision:  (i) the “Noncompetition Period” means the period commencing on the Grant Date (set forth in the Notice of Grant) and ending on the twelve-month anniversary of the date upon which Participant’s employment with or service to the Company is terminated for any reason (the “Date of Termination”); (ii) a “Direct Competitor” means any business or other endeavor that engages in clinical or pre- clinical research or development, manufacturing, marketing, sales, or commercialization of “Competitive Products or Services” in any geographic location in the United States (except that “Direct Competitor” does not include any business which the parties have agreed in writing to exclude from the definition, and Company will not unreasonably or arbitrarily withhold such agreement); and (iii) “Competitive Products or Services” means

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products or services that serve the same function as or are a therapeutic alternative to products or services that Company or its subsidiaries offered at the Date of Termination, or to products or services under development or commercialization by Company or its subsidiaries at the Date of Termination (with development or commercialization demonstrated by significant and documented efforts, whether internally or through acquisition, licensing or other business development activities).

(c)                                  Independent of any other restriction, for a period of one year after Participant’s employment with or service to the Company is terminated for any reason, the Participant shall not, on the Participant’s own behalf or on behalf of any other person, firm or entity, directly or indirectly induce any business, entity or person with which the Company or its subsidiaries has a business relationship (collectively, “Business Associates”) to terminate or alter such business relationship (provided that clause (y) shall apply only to those Business Associates who did business with the Company within the last six months of Participant’s employment or service and (1) about whom Participant, as a result of his or her employment or service, had access to confidential information or goodwill that would assist in solicitation of such Person, or (2) with whom Participant personally dealt on behalf of Company in the 12 months immediately preceding the last day of Participant’s employment or service and that Participant was introduced to or otherwise had business contact with such Business Associate as a result of his or her employment or service with the Company).

(d)                                 Independent of any other restriction, Participant shall not, either personally or in conjunction with others, either (a) solicit, interfere with, or endeavor to cause any employee of Company or its subsidiaries to leave such employment or (b) otherwise induce or attempt to induce any such employee to terminate employment with Company or its subsidiaries.  Nothing in this paragraph is meant to prohibit an employee of Company or its subsidiaries who is not a party to this Agreement from becoming employed by another organization or person.

(e)                                  In addition to such other rights and remedies as the Company may have at equity or in law with respect to any breach of these provisions, if the Participant commits a material breach of any of these provisions, the Company shall have the right to seek to have such provisions specifically enforced by any court having equity jurisdiction (without any obligation to post a bond or other security); it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages alone will not provide an adequate remedy to the Company.

(f)                                   The Participant acknowledges that while the Participant is an employee of or service provider to the Company, the Participant may conceive of, discover, invent or create inventions, improvements, new contributions, literary property, computer programs and software material, ideas and discoveries, whether patentable or copyrightable or not (all of the foregoing being collectively referred to herein as “Work Product”), and that various business opportunities shall be presented to the Participant by reason of the Participant’s employment by the Company.  The Participant acknowledges that all of the foregoing shall be owned by and belong exclusively to the Company and that the Participant shall have no personal interest therein and the Participant does hereby assign all rights, title and interest therein to the Company; provided that they are either related in any manner to the business (commercial or experimental) of the Company or any of its subsidiaries, or are, in the case of Work Product, conceived or made on

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the Company’s time or with the use of the Company’s facilities or materials, or, in the case of business opportunities, are presented to the Participant for the possible interest or participation of the Company or any of its subsidiaries.  The Participant agrees that the Participant will not assert any rights to any Work Product or business opportunity as having been made or acquired by the Participant prior to the date hereof.

(g)                                  The Participant acknowledges and agrees that these provisions are necessary to protect the business operations and affairs of the Company and its subsidiaries.  The Participant understands that the restrictions set forth in these provisions may limit the Participant’s ability to earn a livelihood in a business similar that of the Company, but the Participant nevertheless believes that the Participant has received and will receive sufficient consideration and other benefits as an employee of or service provider to the Company, including without limitation, the option granted by the Company and memorialized in the Agreement to which these provisions are attached, to justify clearly such restrictions which, in any event (given the Participant’s education, skills and ability), the Participant does not believe would prevent the Participant from earning a livelihood.

4.                                      For Participants Resident in Louisiana

(a)                                 Company will provide Participant with access to secret, trade, proprietary or confidential information relating to Company and its subsidiaries and shareholders that is not readily available outside Company or its subsidiaries and that Company and its subsidiaries take steps to protect (“Confidential Information”).  (“Confidential Information” shall not include information that Participant can prove (i) was in the public domain, being publicly and openly known through lawful and proper means, (ii) was independently developed or acquired by Participant without reliance in any way on other Confidential Information of Company or any subsidiary or (iii) was approved by Company for use and disclosure by Participant without restriction.)  The Participant shall not communicate, divulge or disseminate Confidential Information at any time during or after the Participant’s employment with or service to the Company, except with the prior written consent of the Company or as otherwise required by law or legal process.  Nothing in this paragraph diminishes or limits any protection granted by law to trade secrets or relieves Employee of any duty not to disclose, use, or misappropriate any information that is a trade secret, for as long as such information remains a trade secret.

(b)                                 During the “Noncompetition Period,” the Participant shall not, without the prior written consent of the Board, engage in or become associated with a “Competitive Activity” in West Baton Rouge Parish or any parish or county in the United States where Company does business.  For purposes of these provisions:  (i) the “Noncompetition Period” means the period commencing on the Grant Date (set forth in the Notice of Grant) and ending on the twelve-month anniversary of the date upon which Participant’s employment with or service to the Company is terminated for any reason (the “Date of Termination”); (ii) a “Competitive Activity” means any business or other endeavor that engages in clinical or pre- clinical research or development, manufacturing, marketing, sales, or commercialization of products or services that directly or indirectly compete with, or are a therapeutic alternative to, either (x) the products of, or services engaged in by, the Company or any of its subsidiaries at the Date of Termination or (y) the products proposed to be developed or commercialized, or services proposed to be engaged in, by the Company or any of its subsidiaries at the Date of Termination (provided that clause (y) shall apply only to any proposed business activity as to which the Company or any

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of its subsidiaries has devoted significant and documented efforts at the Date of Termination, whether internally or through acquisition, licensing or other business development activities); provided, however, that the Participant shall not be engaged in a Competitive Activity if the Participant is providing services to a division or subsidiary of a multi-division entity or holding company, so long as no division or subsidiary to which the Participant provides services is in competition with the Company or its subsidiaries, and the Participant does not otherwise engage in a Competitive Activity on behalf of the multi-division entity or any competing division or subsidiary; and (iii) the Participant shall be considered to have become “associated with a Competitive Activity” if the Participant becomes directly or indirectly involved as an owner, investor (other than a passive stockholder of less than five percent (5%) of a corporation the securities of which are traded on a national securities exchange), employee, officer, director, consultant, independent contractor, agent, partner, advisor, or in any other capacity in a role where Participant’s ability to draw upon the goodwill or Confidential Information of the Company is likely to affect Participant’s decisions or actions with regard to the Competitive Activity, to the detriment of Company.

(c)                                  During the Noncompetition Period, the Participant shall not, on the Participant’s own behalf or on behalf of any other person, firm or entity (x) directly or indirectly hire, solicit, induce or attempt to solicit or induce any employee of the Company or any of its subsidiaries to terminate his employment with the Company or any of its subsidiaries, or to provide any assistance whatsoever to any person, firm or entity engaged in a Competitive Activity, or (y) directly or indirectly induce any business, entity or person with which the Company or any of their subsidiaries has a business relationship to terminate or alter such business relationship.

(d)                                 In addition to such other rights and remedies as the Company may have at equity or in law with respect to any breach of these provisions, if the Participant commits a material breach of any of these provisions, the Company shall have the right to seek to have such provisions specifically enforced by any court having equity jurisdiction (without any obligation to post a bond or other security); it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages alone will not provide an adequate remedy to the Company.

(e)                                  The Participant acknowledges that while the Participant is an employee of or service provider to the Company, the Participant may conceive of, discover, invent or create inventions, improvements, new contributions, literary property, computer programs and software material, ideas and discoveries, whether patentable or copyrightable or not (all of the foregoing being collectively referred to herein as “Work Product”), and that various business opportunities shall be presented to the Participant by reason of the Participant’s employment by the Company.  The Participant acknowledges that all of the foregoing shall be owned by and belong exclusively to the Company and that the Participant shall have no personal interest therein and the Participant does hereby assign all rights, title and interest therein to the Company; provided that they are either related in any manner to the business (commercial or experimental) of the Company or any of its subsidiaries, or are, in the case of Work Product, conceived or made on the Company’s time or with the use of the Company’s facilities or materials, or, in the case of business opportunities, are presented to the Participant for the possible interest or participation of the Company or any of its subsidiaries.  The Participant agrees that the Participant will not assert

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any rights to any Work Product or business opportunity as having been made or acquired by the Participant prior to the date hereof.

(f)                                   The Participant acknowledges and agrees that these provisions are necessary to protect the business operations and affairs of the Company and its subsidiaries.  The Participant understands that the restrictions set forth in these provisions may limit the Participant’s ability to earn a livelihood in a business similar that of the Company, but the Participant nevertheless believes that the Participant has received and will receive sufficient consideration and other benefits as an employee of or service provider to the Company, including without limitation, the option granted by the Company and memorialized in the Agreement to which these provisions are attached, to justify clearly such restrictions which, in any event (given the Participant’s education, skills and ability), the Participant does not believe would prevent the Participant from earning a livelihood.

II.                                   To the extent permitted by law, any restriction set forth in this Agreement that is found by any court of competent jurisdiction to be unreasonable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, may be interpreted to extend only over the maximum period of time, range of activities or geographic area deemed to be reasonable.

III.                              To the extent permitted by law, the invalidity of any provision of this Agreement will not and shall not be deemed to affect the validity of any other provision.  In the event that any provision of this Agreement is held to be invalid, it shall be considered expunged, and the parties agree that the remaining provisions shall be deemed to be in full force and effect as if they had been executed by both parties subsequent to the expungement of the invalid provision.

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APPENDIX A

TO CONFIDENTIALITY AND NONCOMPETITION AGREEMENT

CALIFORNIA LABOR CODE SECTION 2870

(a)                                 Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer’s equipment, supplies, facilities, or trade secret information except for those inventions that either:

(1)                                 Relate at the time of conception or reduction to practice of the invention to the employer’s business, or actual or demonstrably anticipated research or development of the employer; or

(2)                                 Result from any work performed by the employee for the employer.

(b)                                 To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.

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APPENDIX B

TO CONFIDENTIALITY AND NONCOMPETITION AGREEMENT

LIST OF PRIOR INVENTIONS

AND ORIGINAL WORKS OF AUTHORSHIP:

Title	Date	Identifying Number or Brief Description

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EXHIBIT E

AMENDED AND RESTATED 2010 LONG TERM INCENTIVE PLAN

See Amended and Restated Ikaria, Inc. 2010 Long Term Incentive Plan, as amended, filed as exhibit 10.3 to Ikaria Inc.’s Amendment No. 1 to its Registration Statement on Form S-1 filed on August 17, 2010.

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